UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SAVVIS, Inc. (the “Company”) may enter into various agreements with its employees from time to time under the Company’s 2003 Incentive Compensation Plan, a copy of which was filed with the Securities and Exchange Commission (“SEC”) on May 15, 2003 as Exhibit 10.1 to the Company’s Report on Form 10-Q. The form of Stock Unit Agreement which sets forth the terms and conditions of restricted stock unit grants under the Company’s 2003 Incentive Compensation Plan and which was not previously filed with the SEC is filed herewith as Exhibit 10.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
10.1	Form of Stock Unit Agreement under the 2003 Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: August 23, 2005	By:	/s/ Jeffrey H. VonDeylen
	Name:	Jeffrey H. VonDeylen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Unit Agreement under the 2003 Incentive Compensation Plan.